EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ZooLink Corporation, a Nevada corporation (the "Company"), does hereby certify that:

1.	The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 21, 2004	By:	/s/ West McDonald
West McDonald, President, Principal Accounting Officer